Other assets-Other / Other liabilities - Schedule of Other assets-Other and Other liabilities (Detail) - JPY (¥) ¥ in Millions		Mar. 31, 2021	Mar. 31, 2020
Other assets-Other:
Securities received as collateral		¥ 399,975	¥ 290,269
Goodwill and other intangible assets		29,040	17,783
Deferred tax assets net		30,433	13,431
Investments in equity securities for other than operating purposes	[1]	270,246	141,855
Prepaid expenses		18,741	16,262
Other		300,997	347,422
Total, Other assets-Other		1,049,432	827,022
Other liabilities:
Obligation to return securities received as collateral		399,975	290,269
Accrued income taxes		60,275	16,362
Other accrued expenses and provisions		424,961	396,560
Other	[2]	353,956	331,257
Total, Other liabilities		¥ 1,239,167	¥ 1,034,448

[1]	Includes marketable and non-marketable equity securities held for other than trading or operating purposes. These investments comprise of listed equity securities and unlisted equity securities of ¥32,545 million and ¥109,310 million respectively, as of March 31, 2020, and ¥30,912 million and ¥239,334 million respectively, as of March 31, 2021. In principle, these securities are carried at fair value, with changes in fair value recognized within Revenue—Other in the consolidated statements of income. It also includes equity securities without readily determinable fair value of ¥65,365 million as of March 31, 2021.
[2]	As a result of adopting ASU 2016-02 as of April 1, 2019, operating lease liabilities are presented through Other liabilities—Other. See Note 8 “Leases” for further information. It also includes a total liability of ¥62,889 million in respect of outstanding and unsettled investigations, lawsuits and other legal proceedings where loss is considered probable and the loss can be reasonably estimated. See Note 21 “Commitments, contingencies and guarantees” for further information.